UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    May 17, 2017

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2017, at the Annual Meeting of Shareholders of Pinnacle West Capital Corporation (the “Company”), the following items set forth in our Proxy Statement were voted upon:

Item 1. The nominees listed below were elected directors with the respective votes set forth opposite their names:

	NUMBER OF VOTES
	FOR	WITHHELD	BROKER NON-VOTES
Donald E. Brandt	81,060,278	5,183,005	9,535,153
Denis A. Cortese, M.D.	85,388,584	854,699	9,535,153
Richard P. Fox	85,021,028	1,222,255	9,535,153
Michael L. Gallagher	76,830,812	9,412,471	9,535,153
Roy A Herberger, Jr., Ph.D.	81,772,157	4,471,126	9,535,153
Dale E. Klein, Ph.D.	85,593,406	649,877	9,535,153
Humberto S. Lopez	83,311,674	2,931,609	9,535,153
Kathryn L. Munro	80,509,055	5,734,228	9,535,153
Bruce J. Nordstrom	81,917,101	4,326,182	9,535,153
Paula J. Sims	85,606,701	636,582	9,535,153
David P. Wagener	85,566,708	676,575	9,535,153

Item 2. The advisory resolution to approve executive compensation, as disclosed in the 2017 Proxy Statement, was approved, with the following votes cast:

NUMBER OF VOTES
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
60,600,599	25,319,681	323,003	9,535,153

Item 3. The advisory vote on the frequency of the advisory vote on executive compensation favored an annual vote:

NUMBER OF VOTES
1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
73,484,867	249,591	12,228,820	280,005	9,535,153

As reported above, shareholders cast the highest number of votes for holding an advisory vote on executive compensation on an annual basis. On May 17, 2017, our Board of Directors determined that the Company will hold future advisory votes on executive compensation on an annual basis until the Company next holds an advisory vote of shareholders on the frequency of such votes.

Item 4. The material terms of the performance goals under the 2012 Long-Term Incentive Plan (the “2012 Plan”) were reapproved and the amendment to the 2012 Plan was approved:

NUMBER OF VOTES
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
82,371,345	3,578,180	293,758	9,535,153

Item 5. The appointment of Deloitte & Touche LLP as independent accountants for 2017 was ratified, with the following votes cast:

NUMBER OF VOTES
FOR	AGAINST	ABSTENTIONS
94,185,809	1,384,661	207,966

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: May 23, 2017	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer